MASTER CUSTODY AGREEMENT

                                   EXHIBIT A
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The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY                        ORGANIZATION                    SERIES ---(if applicable)
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Adjustable Rate Securities Portfolios     Delaware Business Trust         U.S. Government Adjustable Rate Mortgage Portfolio

Franklin California Tax-Free              Maryland Corporation
Income Fund, Inc.

Franklin California Tax-Free Trust        Massachusetts Business Trust    Franklin California Insured Tax-Free Income Fund
                                                                          Franklin California Tax-Exempt Money Fund
                                                                          Franklin California Intermediate-Term Tax-Free Income Fund

Franklin Custodian Funds, Inc.            Maryland Corporation            Growth Series
                                                                          Utilities Series
                                                                          Dynatech Series
                                                                          Income Series
                                                                          U.S. Government Securities Series

Franklin Growth and Income Fund           Delaware Business Trust

Franklin Federal Money Fund               California Corporation

Franklin Federal Tax- Free                California Corporation
Income Fund
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INVESTMENT COMPANY                        ORGANIZATION                    SERIES ---(if applicable)
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Franklin Gold & Precious Metals Fund      Delaware Business Trust

Franklin High Income Trust                Delaware Business Trust         AGE High Income Fund

Franklin Investors Securities Trust       Massachusetts Business Trust    Franklin Global Government Income Fund
                                                                          Franklin Short-Intermediate U.S. Govt Securities Fund
                                                                          Franklin Convertible Securities Fund
                                                                          Franklin Adjustable U.S. Government Securities Fund
                                                                          Franklin Equity Income Fund
                                                                          Franklin Total Return Fund

Franklin Managed Trust                    Delaware Business Trust         Franklin Rising Dividends Fund

Franklin Money Fund                       California Corporation

Franklin Municipal Securities             Delaware Business Trust         Franklin California High Yield Municipal Fund
Trust                                                                     Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.          Maryland Corporation            Mutual Shares Fund
                                                                          Mutual Beacon Fund
                                                                          Mutual Qualified Fund
                                                                          Mutual Discovery Fund
                                                                          Mutual European Fund
                                                                          Mutual Financial Services Fund
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INVESTMENT COMPANY                        ORGANIZATION                    SERIES ---(if applicable)
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Franklin New York Tax-Free                Delaware Business Trust
Income Fund

Franklin New York Tax-Free Trust          Massachusetts Business Trust    Franklin New York Tax-Exempt Money Fund
                                                                          Franklin New York Intermediate-Term Tax-Free Income Fund
                                                                          Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust     Delaware Business Trust         Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio     Delaware Business Trust

Franklin Strategic Series                 Delaware Business Trust         Franklin California Growth Fund
                                                                          Franklin Strategic Income Fund
                                                                          Franklin Global Communications Fund
                                                                          Franklin Small Cap Growth Fund I
                                                                          Franklin Global Health Care Fund
                                                                          Franklin Natural Resources Fund
                                                                          Franklin Blue Chip Fund
                                                                          Franklin Biotechnology Discovery Fund
                                                                          Franklin U.S. Long-Short Fund
                                                                          Franklin Large Cap Growth Fund
                                                                          Franklin Aggressive Growth Fund
                                                                          Franklin Small Cap Growth Fund II
                                                                          Franklin Technology Fund

Franklin Tax-Exempt Money Fund            California Corporation
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INVESTMENT COMPANY                        ORGANIZATION                    SERIES ---(if applicable)
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Franklin Tax-Free Trust                   Massachusetts Business Trust    Franklin Massachusetts Insured Tax-Free Income Fund
                                                                          Franklin Michigan Insured Tax-Free Income Fund
                                                                          Franklin Minnesota Insured Tax-Free Income Fund
                                                                          Franklin Insured Tax-Free Income Fund
                                                                          Franklin Ohio Insured Tax-Free Income Fund
                                                                          Franklin Puerto Rico Tax-Free Income Fund
                                                                          Franklin Arizona Tax-Free Income Fund
                                                                          Franklin Colorado Tax-Free Income Fund
                                                                          Franklin Georgia Tax-Free Income Fund
                                                                          Franklin Pennsylvania Tax-Free Income Fund
                                                                          Franklin High Yield Tax-Free Income Fund
                                                                          Franklin Missouri Tax-Free Income Fund
                                                                          Franklin Oregon Tax-Free Income Fund
                                                                          Franklin Texas Tax-Free Income Fund
                                                                          Franklin Virginia Tax-Free Income Fund
                                                                          Franklin Alabama Tax-Free Income Fun
                                                                          Franklin Florida Tax-Free Income Fund
                                                                          Franklin Connecticut Tax-Free Income Fund
                                                                          Franklin Louisiana Tax-Free Income Fund
                                                                          Franklin Maryland Tax-Free Income Fund
                                                                          Franklin North Carolina Tax-Free Income Fund
                                                                          Franklin New Jersey Tax-Free Income Fund
                                                                          Franklin Kentucky Tax-Free Income Fund
                                                                          Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                                          Franklin Florida Insured Tax-Free IncomeFund
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INVESTMENT COMPANY                        ORGANIZATION                    SERIES ---(if applicable)
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Franklin Templeton Fund                   Delaware Business Trust         Franklin Templeton Conservative Target Fund
Allocator Series                                                          Franklin Templeton Moderate Target Fund
                                                                          Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust           Delaware Business Trust         Franklin Templeton Global Currency Fund
                                                                          Franklin Templeton Hard Currency Fund

Franklin Templeton International Trust    Delaware Business Trust         Templeton Pacific Growth Fund
                                                                          Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust       Delaware Business Trust         Franklin Templeton Money Fund

Franklin Value Investors Trust            Massachusetts Business Trust    Franklin Balance Sheet Investment Fund
                                                                          Franklin MicroCap Value Fund
                                                                          Franklin Value Fund
                                                                          Franklin Large Cap Value Fund

Franklin Templeton Variable               Massachusetts Business Trust    Franklin Money Market Fund
Insurance Products Trust                                                  Franklin Growth and Income Fund
                                                                          Franklin Natural Resources Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Global Communications Securities Fund
                                                                          Franklin High Income Fund
                                                                          Templeton Global Income Securities Fund
                                                                          Franklin Income Securities Fund
                                                                          Franklin U.S. Government Fund
                                                                          Franklin Zero Coupon Fund - 2005
                                                                          Franklin Zero Coupon Fund - 2010
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Templeton Pacific Growth Securities Fund
                                                                          Templeton International Securities Fund
                                                                          Templeton Developing Markets Securities Fund
                                                                          Templeton Growth Securities Fund
                                                                          Templeton Asset Strategy Fund
                                                                          Franklin Small Cap Fund
                                                                          Franklin Larg Cap Growth Securities Fund
                                                                          Templeton International Smaller Companies Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Franklin Global Health Care Securities Fund
                                                                          Franklin Value Securities Fund
                                                                          Franklin Aggressive Growth Securities Fund
                                                                          Franklin S&P 500 Index Fund
                                                                          Franklin Strategic Income Securities Fund
                                                                          Franklin Technology Securities Fund
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INVESTMENT COMPANY                        ORGANIZATION                    SERIES ---(if applicable)
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Institutional Fiduciary Trust             Massachusetts Business Trust    Money Market Portfolio
                                                                          Franklin U.S. Government Securities Money Market Portfolio
                                                                          Franklin Cash Reserves Fund

The Money Market Portfolios               Delaware Business Trust         The Money Market Portfolio
                                                                          The U.S. Government Securities Money Market Portfolio
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INVESTMENT COMPANY                        ORGANIZATION                    SERIES---(if applicable)
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Franklin Floating Rate Master Trust       Delaware Business               Franklin Floating Rate Master Series Trust

CLOSED END FUNDS:

Franklin Multi-Income Trust               Massachusetts Business Trust

Franklin Universal Trust                  Massachusetts Business Trust

Franklin Floating Rate Trust              Delaware Business Trust
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Revised: 3-28-01

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